UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
__________________________________________

Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

August 22, 2014
Date of Report (Date of earliest event reported)

    ADVANCED PHOTONIX, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11056 (Commission File Number)	33-0325826 (IRS Employer Identification No.)

2925 Boardwalk, Ann Arbor, Michigan (Address of principal executive offices)		48104 (Zip Code)

(734) 864-5600
(Registrant's telephone number, including area code)

                                                None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)-(b)

On August 22, 2014, Advanced Photonix, Inc. (the Company) held its 2014 Annual Meeting of Stockholders (the 2014 Annual Meeting), where the Company’s stockholders voted on the following four proposals:

1.

Elect the seven directors nominated as directors by the Board of Directors (the Board) to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified (Proposal 1);

2.	Conduct an advisory vote of the compensation of the Company’s Named Executive Officers, as disclosed in the Proxy Statement (Proposal 2);

3.	Consider and act upon the Company’s 2014 Employee Equity Incentive Plan (Proposal 3); and

4.	Ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015 (Proposal 4).

The votes cast with respect to each item of business properly presented at the meeting were as follows:

Proposal 1 - Election of Directors. Each of the following seven director nominees was elected by a plurality of votes cast as directors for terms expiring at the Company’s next Annual Meeting of Stockholders, or until his or her successor has been duly elected and qualified: Richard D. Kurtz, Robin F. Risser, Lance Brewer, M. Scott Farese, Donald Pastor, Stephen Soltwedel and Steven Williamson.

The voting results from the 2014 Annual Meeting are provided below:1

Name	For	Withheld	Abstain	Broker Non-Votes
Richard D. Kurtz	9,289,300	6,771,989	N/A	15,995,687
Robin F. Risser	13,802,983	2,258,306	N/A	15,995,687
Lance Brewer	9,366,169	6,695,120	N/A	15,995,687
M. Scott Farese	5,208,541	10,852,748	N/A	15,995,687
Donald Pastor	5,488,423	10,572,866	N/A	15,995,687
Stephen Soltwedel	5,268,941	10,792,348	N/A	15,995,687
Steven Williamson	14,649,807	1,411,482	N/A	15,995,687

____________________________

1 As provided by the Company’s By-Laws, the directors were elected by the vote of a plurality of the votes cast. Therefore, abstentions and broker non-votes were required to be disregarded and had no effect on the vote results.

Proposal 2 – Advisory Vote on Executive Compensation. The stockholders did not approve (on an advisory basis) the compensation of the Company’s Named Executive Officers, as disclosed in the Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and the accompanying narrative disclosure.2

For	Against	Abstain	Broker Non-Votes
6,978,743	8,973,259	109,287	15,995,687

Proposal 3 –Adoption of the Company’s 2014 Employee Equity Incentive Plan. The stockholders did not adopt the Company’s 2014 Employee Equity Incentive Plan.2

For	Against	Abstain	Broker Non-Votes
7,223,740	8,790,897	46,652	15,995,687

Proposal 4 Ratification of the Appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015. The stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015.2

For	Against	Abstain	Broker Non-Votes
20,525,385	11,208,437	323,154	N/A

____________________________

2 Approval of each proposal with this footnote designation required the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote on the proposal at the 2014 Annual Meeting. Therefore, abstentions, which represented shares present and entitled to vote, had the same effect as a vote against the proposal. Broker non-votes, if any, were required to be disregarded and had no effect on the vote results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED PHOTONIX, INC.

By:	/s/ Jeff Anderson
Jeff Anderson, Chief Financial Officer

Dated:  August 25, 2014